American Legacy III Plus
Lincoln National Variable Annuity Account H
Individual Variable Annuity Contracts

Home Office:
Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnLife.com

This Prospectus describes the individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). It is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Qualified, non-ERISA 403(b) contracts will only be issued for purchase payments that are either lump sum transfers or rollovers. Generally, you do not pay federal income tax on the contract's growth until it is paid out. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you may choose to receive a death benefit on the death of the annuitant.

The minimum initial purchase payment for the contract is $25,000 ($10,000 for contracts owned by selling group individuals. See Charges and other deduc-tions--Surrender charge). Additional purchase payments may be made to the con-tract and must be at least $100 per payment ($25 if transmitted electronical-ly), and at least $300 annually.

You choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. If all your purchase payments, bonus credits and persistency credits are in the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.

All purchase payments, bonus credits, and persistency credits for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account H (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

The available funds, listed below, are each part of American Funds Insurance Series (series) Class 2 Shares, also known as American Variable Insurance Se-ries:

Global Discovery*
Global Growth
Global Small Capitalization
Growth
International
New World
Growth-Income
Blue Chip Income and Growth*
Asset Allocation
Bond
High-Yield Bond
U.S. Government/AAA-Rated Securities
Cash Management
*These funds will be available on or about July 5, 2001.

This Prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectus for the funds that is attached, and keep both pro-spectuses for reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Lincoln Life offers variable annuity contracts that do not have bonus and per-sistency credits, and have lower fees. Expenses for bonus contracts may be higher than similar contracts without a bonus. Because of this, the amount of the bonus credits and persistency credits may, over time, be offset by addi-tional fees and charges. You should carefully consider whether or not this contract is the best product for you.

You can obtain a current Statement of Additional Information (SAI), dated the same date as this Prospectus, about the contracts which has more information. Its terms are made part of this Prospectus. For a free copy, write: Lincoln National Life Insurance Company, P.O. Box 2348, Fort Wayne, Indiana 46801, or call 1-800-942-5500. The SAI and other information about Lincoln Life and Ac-count H are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.

May 1, 2001

Table of contents

                                             Page
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Special terms                                  2
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Expense tables                                 4
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Summary                                        6
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Condensed financial information                8
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Investment results                             9
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Financial statements                           9
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The Lincoln National Life Insurance Co.        9
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Fixed side of the contract                     9
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Variable annuity account (VAA)                 9
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Investments of the variable annuity account   10
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Charges and other deductions                  12
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The contracts                                 14
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                                                                    Page
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Annuity payouts                                                      22
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Federal tax matters                                                  24
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Voting rights                                                        27
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Distribution of the contracts                                        28
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Return privilege                                                     28
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State regulation                                                     28
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Restrictions under the Texas Optional Retirement Program             28
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Records and reports                                                  28
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Other information                                                    28
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Statement of additional information table of contents for Variable
Annuity Account H American Legacy III Plus                           30
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Special terms

(We have italicized the terms that have special meaning throughout the Pro-spectus)

Account or variable annuity account (VAA) -- The segregated investment ac-count, Account H, into which Lincoln Life sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Accumulation unit -- A measure used to calculate contract value for the vari-able side of the contract before the annuity commencement date.

Annuitant -- The person on whose life the annuity payouts are based and upon whose death a death benefit may be paid.

Annuity commencement date -- The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout -- An amount paid at regular intervals after the annuity com-mencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit -- A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date.

Beneficiary -- The person you choose to receive the death benefit that is paid if you die before the annuity commencement date.

Bonus Credit -- The additional amount credited to the contract for each pur-chase payment.

Contractowner (you, your, owner) -- The person who has the ability to exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the owner is the annuitant.

Contract value -- At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year -- Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit -- The amount payable to your designated beneficiary if the owner dies before the annuity commencement date or, if selected, to the owner if the annuitant dies. An Enhanced Guaranteed Minimum Death Benefit or Estate Enhancement Benefit Rider may be available.

Earnings -- The excess of contract value over the sum of bonus credits, per-sistency credits and purchase payments which have not yet been withdrawn from the contract.

Free amount -- The amount that may be withdrawn each year without incurring a surrender charge.

Income4Life Solution -- An income
program which combines periodic vari-
able lifetime income payments with
the ability to make withdrawals dur-
ing a defined period.

Lincoln Life (we, us, our) -- The Lincoln National Life Insurance Company.

Persistency credits -- The additional amount credited to the contract after the fifteenth contract anniversary.

Purchase payments -- Amounts paid into the contract other than bonus credits and persistency credits.

Selling group individuals -- Employees and registered representatives of any member of the selling group (independent broker-dealers with selling agree-ments with American Funds Distributors, Inc. and us) and their spouses and mi-nor children, or officers, directors, trustees or bona-fide full-time employ-ees and their spouses and minor children, of Lincoln Financial Group or The

Capital Group Companies, Inc. or their affiliated or managed companies.

Series -- American Funds Insurance Series (series), the funds to which you di-rect purchase payments.

Subaccount or American Legacy III Plus subaccount -- The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date -- Each day the New York Stock Exchange (NYSE) is open for trad-ing.

Valuation period -- The period starting at the close of trading (currently, 4:00 p.m. New York time) on each day that the NYSE is open for trading (valua-tion date) and ending at the close of such trading on the next valuation date.

Expense tables

Summary of Contractowner expenses:

  The maximum surrender charge (contingent deferred sales charge)
  (as a percentage of purchase payments surrendered/withdrawn):  8.5%

The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or with-drawal. We may waive this charge in certain situations. See Surrender charges.

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Account H annual expenses for American Legacy III Plus subaccounts:*
(as a percentage of average daily net assets):

                                                          With Enhanced
                                              With Estate Guaranteed    Without
                                              Enhancement Minimum Death EGMDB
                                              Benefit     Benefit       or EEB
                                              Rider (EEB) (EGMDB)       Rider
Mortality and expense risk charge                1.70%        1.50%      1.40%
Administrative charge                             .10%         .10%       .10%
                                                 ----         ----       ----
Total annual charge for each American Legacy
 III Plus subaccount                             1.80%        1.60%      1.50%

Annual expenses of the funds for the year ended December 31, 2000:
(as a percentage of each fund's average net assets):

                                 Management     12b-1     Other        Total
                                 fees       +   fees  +   expenses =   expenses
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 1. Global Discovery**           .58%           .25%      .03%          .86%
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 2. Global Growth                .66            .25       .04           .95
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 3. Global Small Capitalization  .80            .25       .06          1.11
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 4. Growth                       .36            .25       .02           .63
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 5. International                .54            .25       .05           .84
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 6. New World                    .85            .25       .07          1.17
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 7. Growth-Income                .34            .25       .01           .60
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 8. Blue Chip Income and
 Growth**                        .50            .25       .01           .76
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 9. Asset Allocation             .44            .25       .01           .70
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10. Bond                         .48            .25       .03           .76
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11. High-Yield Bond              .50            .25       .02           .77
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12. U.S. Govt./AAA-Rated
 Securities                      .46            .25       .03           .74
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13. Cash Management              .45            .25       .01           .71
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*The VAA is divided into separately-named subaccounts. Each subaccount, in turn, invests purchase payments and bonus credits in shares of a class of its respective fund.
**As these funds had not commenced operation by December 31, 2000, the expenses are annualized estimates. These funds will not be available to you until on or about July 5, 2001.

Examples
(expenses of the subaccounts and of the funds):

If you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                       1 year     3 years     5 years     10 years
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 1. Global Discovery*                   $110       $157        $191         $280
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 2. Global Growth                        111        159         196          289
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 3. Global Small Capitalization          112        164         203          304
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 4. Growth                               108        150         179          256
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 5. International                        110        156         190          278
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 6. New World                            113        166         206          310
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 7. Growth-Income                        107        149         178          253
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 8. Blue Chip Income and Growth*         109        154         186          270
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 9. Asset Allocation                     108        152         183          264
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10. Bond                                 109        154         186          270
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11. High-Yield Bond                      109        154         187          271
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12. U.S. Govt./AAA-Rated Securities      109        153         185          268
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13. Cash Management                      108        152         184          265
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If you do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                       1 year     3 years     5 years     10 years
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 1. Global Discovery*                    $25        $77        $131         $280
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 2. Global Growth                         26         79         136          289
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 3. Global Small Capitalization           27         84         143          304
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 4. Growth                                23         70         119          256
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 5. International                         25         76         130          278
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 6. New World                             28         86         146          310
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 7. Growth-Income                         22         69         118          253
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 8. Blue Chip Income and Growth*          24         74         126          270
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 9. Asset Allocation                      23         72         123          264
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10. Bond                                  24         74         126          270
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11. High-Yield Bond                       24         74         127          271
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12. U.S. Govt./AAA-Rated Securities       24         73         125          268
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13. Cash Management                       23         72         124          265
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*Available on or about July 5, 2001.

The Expense Tables reflect expenses of the VAA as well as expenses of the funds. We provide these examples to help you understand the direct and indirect costs and expenses of the contract. The examples assume that an EGMDB is in ef-fect. These examples do not reflect bonus credits and persistency credits.

For more information, see Charges and other deductions in this Prospectus, and Management and Organization in the prospectus for the series. Premium taxes may also apply, although they do not appear in the examples. Different fees and ex-penses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The contracts and Annuity payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contract am I buying? It is an individual annuity contract be-tween you and Lincoln Life. It may provide for a fixed annuity and/or a vari-able annuity. This Prospectus describes the variable side of the contract. See The contracts. Certain benefits, features and charges may vary in certain states. You should refer to your contract for any state-specific provisions.

What is the variable annuity account (VAA)? It is a separate account we estab-lished under Indiana insurance law, and registered with the SEC as a unit in-vestment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Variable annuity account.

What are my investment choices? Based upon your instruction for purchase pay-ments, the VAA applies your purchase payments, bonus credits and persistency credits to buy series shares in one or more of the investment funds of the se-ries: Global Discovery, Global Growth, Global Small Capitalization, Growth, International, New World, Growth-Income, Blue Chip Income and Growth, Asset Allocation, Bond, High-Yield Bond, U.S. Government/AAA-Rated Securities and Cash Management. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the variable annuity account-- Description of the series. The Global Discovery and Blue Chip Income and Growth funds will not be available until on or about July 5, 2001.

Who invests my money? The investment adviser for the series is Capital Re-search and Management Company (CRMC), Los Angeles, California. CRMC is regis-tered as an investment adviser with the SEC. See Investments of the variable annuity account--Investment adviser.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you receive bonus credits and you buy accumulation units. If you decide to receive an annuity payout your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The contracts.

What charges do I pay under the contract? If you withdraw purchase payments, you pay a surrender charge from 0% to 8.5% of the surrendered or withdrawn purchase payments, depending upon how many contract years those payments have been in the contract. We may waive surrender charges in certain situations. See Surrender charge.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

We apply a charge to the daily net asset value of the VAA. This charge con-sists of a mortality and expense risk charge equal to an annual rate of 1.50% if the EGMDB is in effect, 1.70% if the EEB Rider is in effect, and 1.40% if neither the EGMDB nor the EEB Rider is in effect. There is an administrative charge of 0.10% in addition to all of the above mortality and expense risk charges. See Charges and other deductions.

The series pays a management fee to CRMC based on the average daily net asset value of each fund. See Investments of the variable annuity account--Invest-ment adviser. Each fund also has a 12b-1 fee and additional operating ex-penses. These are described in the prospectus for the series.

Charges may also be imposed during the regular income or annuity payout peri-od. See The contracts and Annuity payouts.

For information about the compensation we pay for sales of the contracts, see The contracts--commissions.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The con-tracts--Purchase payments.

What is a bonus credit and a persistency credit? When purchase payments are made, Lincoln Life will credit an additional amount to the contract, known as a bonus credit. The amount of the bonus credit is calculated as a percentage of the purchase payment. The bonus credit percentage will vary based on the owner's investment, as defined in this Prospectus. All bonus credits become part of the contract value at the same time as the corresponding purchase pay-ments. Bonus credits are not considered to be purchase payments. See The con-tracts--Bonus credits.

A persistency credit of .05% of contract value less purchase payments that have been in the contract less than fifteen years will be credited on a quar-terly basis after the fifteenth anniversary. See The contracts--Persistency credits.

Lincoln Life offers a variety of variable annuity contracts. Other annuity contracts that we offer have no provision for bonus credits but may have lower mortality and expense risk charges and/or lower surrender charges. The amount of the bonus credits may, over time, be offset by additional fees and charges. However, the persistency credits are designed to fully or partially offset these additional fees and charges. We encourage you to talk with your finan-cial adviser and determine which annuity contract is most appropriate for you.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your con-tract as a fixed option or variable option or a combination of both. See Annu-ity payouts--Annuity options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive the death benefit proceeds based upon the death benefit option you elect. Your beneficiary has options as to how the death benefit is paid. In the alterna-tive, you may choose to receive a death benefit on the death of the annuitant. See The contracts--Death benefit before the annuity commencement date. See Income4Life Solutions (IRA).

May I transfer contract value between variable options and between the fixed side of the contract? Yes, with certain limits. See The contracts--Transfers between subaccounts on or before the annuity commencement date, Transfers fol-lowing the annuity commencement date, and Transfers to and from the general account on or before the annuity commencement date.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See Surrenders and withdrawals. If you sur-render the contract or make a withdrawal, certain charges may apply. See Charges and other deductions. A portion of surrender/withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax mat-ters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our home office. In most states you assume the risk of any market drop on purchase payments you allo-cate to the variable side of the contract. We will not refund any bonus cred-its credited to your contract value if you elect to cancel your contract; how-ever, we will assume the risk of investment loss on the bonus credits. See Re-turn privilege.

Condensed financial information

Accumulation unit values

The following information relating to accumulation unit values and number of accumulation units for the American Legacy III Plus subaccounts for the following periods ended December 31, 2000 comes from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are all included in the SAI.

                                                              2000*
                                                         ---------------
                                                            with without
                                                           EGMDB   EGMDB
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Global Growth Subaccount
 . Beginning of period unit value........................ $ 1.000  1.000
 . End of period unit value.............................. $ 0.794  0.794
 . End of period number of units (000's omitted).........   4,935    257
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Global Smallcap Subaccount
 . Beginning of period unit value........................ $ 1.000  1.000
 . End of period unit value.............................. $ 0.825  0.825
 . End of period number of units (000's omitted).........   3,060     43
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Growth Subaccount
 . Beginning of period unit value........................ $ 1.000  1.000
 . End of period unit value.............................. $ 0.897  0.898
 . End of period number of units (000's omitted).........  16,687  1,430
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International Subaccount
 . Beginning of period unit value ....................... $ 1.000  1.000
 . End of period unit value.............................. $ 0.783  0.784
 . End of period number of units (000's omitted).........   6,253    317
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New World Subaccount
 . Beginning of period unit value ....................... $ 1.000  1.000
 . End of period unit value.............................. $ 0.888  0.888
 . End of period number of units (000's omitted).........   1,608      7
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Growth-Income Subaccount
 . Beginning of period unit value........................ $ 1.000  1.000
 . End of period unit value.............................. $ 1.044  1.044
 . End of period number of units (000's omitted).........   9,926    916
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Asset Allocation Subaccount
 . Beginning of period unit value........................ $ 1.000  1.000
 . End of period unit value.............................. $ 1.052  1.052
 . End of period number of units (000's omitted).........   1,322    124
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Bond Subaccount
 . Beginning of period unit value........................ $ 1.000  1.000
 . End of period unit value ............................. $ 1.017  1.018
 . End of period number of units (000's omitted).........     411     26
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High-Yield Bond Subaccount
 . Beginning of period unit value........................ $ 1.000  1.000
 . End of period unit value.............................. $ 0.950  0.950
 . End of period number of units (000's omitted).........   1,124    133
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U.S. Government/AAA-Rated Subaccount
 . Beginning of period unit value........................ $ 1.000  1.000
 . End of period unit value.............................. $ 1.061  1.062
 . End of period number of units (000's omitted).........   1,147    128
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Cash Management Subaccount
 . Beginning of period unit value........................ $ 1.000  1.000
 . End of period unit value.............................. $ 1.018  1.020
 . End of period number of units (000's omitted).........     678  1,055
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*The VAA began operations on August 1, 1989. However, the subaccounts did not begin operations until July 24, 2000, so the figures for 2000 represent experi-ence of less than one year.

 The Global Discovery and Blue Chip Income and Growth subaccounts are not in the chart because they do not begin activity until 2001.

Investment results

At times, the VAA may compare its investment results to various unmanaged in-dices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total re-turns include the reinvestment of all distributions, which are reflected in changes in unit value. The annual performance of the subaccounts is based on past performance and does not indicate or represent future performance. See the SAI for further information.

Financial statements

The financial statements of the VAA and the statutory-basis financial state-ments of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the enclosed card, or call 1-800-942-5500.

The Lincoln National Life Insurance Co.

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct is-suance of life insurance contracts and annuities, and is also a professional reinsurer. Lincoln Life is wholly owned by Lincoln National Corp. (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.

Fixed side of the contract

Purchase payments, bonus credits and persistency credits allocated to the fixed side of the contract become part of Lincoln Life's general account, and do not participate in the investment experience of the VAA. The general ac-count is subject to regulation and supervision by the Indiana Insurance De-partment as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment com-pany under the Investment Company Act of 1940. Accordingly, neither the gen-eral account nor any interests in it are regulated under the 1933 Act or the 1940 Act. Lincoln Life has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed account under the contract. These dis-closures, however, may be subject to certain provisions of the federal securi-ties laws relating to the accuracy and completeness of statements made in pro-spectuses. This Prospectus is generally intended to serve as a disclosure doc-ument only for aspects of the contract involving the VAA, and therefore con-tains only selected information regarding the fixed side of the contract. Com-plete details regarding the fixed side of the contract are in the contract.

Purchase payments, bonus credits and persistency credits allocated to the fixed side of the contract are guaranteed to be credited with a minimum inter-est rate, specified in the contract, of at least 3.0%. A purchase payment and corresponding bonus credit allocated to the fixed side of the contract are credited with interest beginning on the next calendar day following the date of receipt if all data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE IN LINCOLN LIFE'S SOLE DISCRETION, CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

Variable annuity account (VAA)

On February 7, 1989, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabili-ties resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in ac-cordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. The VAA satisfies the definition of a sepa-rate account under the federal securities laws. We do not guarantee the in-vestment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by Lincoln Life in addition to the contracts described in this Prospectus. The other annuity con-tracts supported by the VAA invest in the same portfolios of the series as the contracts described in this Prospectus. These other annuity contracts may have different charges that could affect performance of a subaccount.

Investments of the variable annuity account

You decide the subaccount(s) to which you allocate purchase payments. Bonus credits are allocated to the subaccounts at the same time and at the same per-centages as the purchase payments being made. There is a separate subaccount which corresponds to each class of each fund of the series. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The series is required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.

Investment adviser
The investment adviser for the series is Capital Research and Management Com-pany (CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. As compensation for its services to the series, the investment adviser receives a fee from the series which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under Purchase and Redemption of Shares, in the prospectus for the series.

With respect to the series, the adviser and/or distributor, or an affiliate thereof, may compensate Lincoln Life (or an affiliate) for administrative, distribution, or other services. It is anticipated that such compensation will be based on assets of the particular series attributable to the contracts along with certain other variable contracts issued or administered by Lincoln Life (or an affiliate).

Description of the series
The series was organized as a Massachusetts business trust in 1983 and is reg-istered as a diversified, open-end management investment company under the 1940 Act. Diversified means not owning too great a percentage of the securi-ties of any one company. An open-end company is one which, in this case, per-mits Lincoln Life to sell its shares back to the series when you make a with-drawal, surrender the contract or transfer from one fund to another. Manage-ment investment company is the legal term for a mutual fund. These definitions are very general. The precise legal definitions for these terms are contained in the 1940 Act.

The series has thirteen separate portfolios of funds. Fund assets are segre-gated and a shareholder's interest is limited to those funds in which the shareholder owns shares. The series has adopted a plan pursuant to Rule 18f-3 under the 1940 Act to permit the series to establish a multiple class distri-bution system for all of its portfolios. The series' Board of Trustees may at any time establish additional funds or classes, which may or may not be avail-able to the VAA.

Under the multi-class system adopted by the series, shares of each multi-class fund represent an equal pro rata interest in that fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, pow-ers, restrictions, limitations, qualifications and terms and conditions, ex-cept that: (1) each class has a different designation; (2) each class of shares bears its class expenses; (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement; and (4) each class has separate voting rights on any matter sub-mitted to shareholders in which the interests of one class differ from the in-terests of any other class. Expenses currently designated as class expenses by the series' Board of Trustees under the plan pursuant to Rule 18f-3 include, for example, service fees paid under a 12b-1 plan to cover servicing fees paid to dealers selling the contracts as well as related expenses incurred by Lin-coln Life.

Each fund has two classes of shares, designated as Class 1 shares and Class 2 shares. Class 1 and 2 differ primarily in that Class 2 (but not Class 1) shares are subject to a 12b-1 plan. Only Class 2 shares are available under the contracts.

Certain funds offered as part of this contract have similar investment objec-tives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfo-lios that are managed by the adviser. There can be no assurance, and no repre-sentation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the ad-viser.

Following are brief summaries of the investment objectives and policies of the funds. Each fund may be subject to certain investment policies and restric-tions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current prospectus for the series which is included in this booklet. Please beadvised that there is no assurance that any of the funds will achieve their stated objectives.

1. Global Discovery Fund--The fund seeks to make your investment grow over time by investing primarily in stocks of companies in the services and in-formation area of the global economy. Companies in the services and infor-mation area include, for example, those involved in the fields of telecom-munications, computer systems and software, the Internet, broadcasting and publishing, health care, advertising, leisure, tourism, financial services, distribution and transportation. Providing you with current income is a secondary consideration. Please note: Global Discovery Fund will not be made available to you until on or about July 5, 2001.

2. Global Growth Fund--The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located around the world. The fund is designed for investors seeking capital appreci-ation through stocks. Investors in the fund should have a long-term perspec-tive and be able to tolerate potentially wide price fluctuations.

3. Global Small Capitalization Fund--The fund seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreci-ation through stocks. Investors in the fund should have a long-term perspec-tive and be able to tolerate potentially wide price fluctuations.

4. Growth Fund--The fund seeks to make your investment grow by investing pri-marily in common stocks of companies that appear to offer superior opportu-nities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctu-ations.

5. International Fund--The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

6. New World Fund--The fund seeks to make your investment grow over time by in-vesting primarily in stocks of companies with significant exposure to coun-tries which have developing economies and/or markets. The fund may also in-vest in debt securities of issuers, including issuers of high-yield, high-risk bonds, in these countries. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctua-tions.

7. Growth-Income Fund--The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or divi-dends. The fund is designed for investors seeking both capital appreciation and income. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

8. Blue Chip Income and Growth Fund--The fund seeks to produce income substan-tially exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The fund invests primarily in common stocks of larger, more es-tablished companies in the U.S. Please note: Blue Chip Income and Growth Fund will not be made available to you until on or about July 5, 2001.

9. Asset Allocation Fund--The fund seeks to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities; bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

10. Bond Fund--The fund seeks to maximize your level of current income and pre-serve your capital by investing primarily in bonds. The fund is designed for investors seeking income and more price stability than stocks, and cap-ital preservation over the long-term. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluc-tuations.

11. High-Yield Bond Fund--The fund seeks to provide you with a high level of current income and secondarily capital appreciation by investing primarily in lower quality debt securities (rated Ba or BB or below by Moody's In-vestors Services, Inc. or Standard & Poor's Corporation), including those of non-U.S. issuers. The fund may also invest in equity securities that provide an opportunity for capital appreciation. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

12. U.S. Government/AAA-Rated Securities Fund--The fund seeks to provide you with a high level of current income, as well as preserve your investment. The fund invests primarily in securities that are guaranteed by the "full faith and credit" pledge of the U.S. Government and securities that are rated AAA or Aaa by Moody's Investor's Services, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality.

13. Cash Management Fund--The fund seeks to provide you an opportunity to earn income on your cash reserves while preserving the value of your investment and maintaining liquidity by investing in a diversified selection of high quality money market instruments.

Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the ap-propriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to trans-fer all or part of your investment from one subaccount to another, we may re-deem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to Lincoln Life, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When the series sells shares in any of its funds both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When the series sells shares in any of its funds to separate accounts of unaffiliated life insurance companies, it is said to engage in shared fund-ing.

The series currently engages in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various contractowners participating in a fund could conflict. The series' Board of Trustees will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the pro-spectus for the series.

Reinvestment of dividends and capital gain distributions
All dividend and capital gain distributions of the funds are automatically re-invested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to make additions, deletions and substi-tutions for the series and/or any funds within the series in which the VAA participates. We may also add, delete, or substitute series or funds only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the invest-ments of future purchase payments, or both. We may close subaccounts to allo-cations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursu-ant to participation agreements, also may terminate these agreements and dis-continue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be avail-able, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance written notice.

Charges and other
deductions

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. More particular-ly, our administrative services include: processing applications for and issu-ing the contracts, processing purchases and redemptions of fund shares as re-quired (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services--See Additional services and the SAI for more information about these programs.), maintaining records, ad-ministering annuity payouts, furnishing accounting and valuation services (in-cluding the calculation and monitoring of daily subaccount values), recon-ciling and depositing cash receipts, providing contract confirmations, provid-ing toll-free inquiry ser- vices and furnishing telephone and internet fund transfer services. The risks we assume include: the risk that annuitants re-ceiving annuity payouts under contract live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that death benefits paid will exceed the ac-tual contract value; the risk that more owners than expected will qualify for waivers of the contingent deferred sales charge; and the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change). The amount of a charge may not necessarily corre-spond to the costs associated with providing the ser- vices or benefits indi-cated by the description of the charge. For example, the contingent deferred sales load collected may not fully cover all of the sales and distribution ex-penses actually incurred by us.

Deductions from the VAA
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 1.60% (for contracts with the EGMDB), and consists of a mortality and expense risk charge of 1.50% and an administrative charge of 0.10%. If you elected the EEB Rider, the annual rate will be 1.80%, consisting of a mortal-ity and expense risk charge of 1.70% and an administrative charge of 0.10%. For contracts without the EGMDB or the EEB rider, the annual rate would be 1.50% consisting of a mortality and expense risk charge of 1.40% and an admin-istrative charge of 0.10%.

Surrender charge
A surrender charge applies (except as described below) to surrenders and with-drawals of other purchase payments that have been invested for the periods in-dicated as follows:

                                     Number of contract anniversaries
                                     since purchase payment was
                                     invested
------------------------------------------------------------------------------
                                     Less than At least
                                     2 years   2   3   4   5   6   7   8   9+
Surrender charge as a percentage of
 the surrendered or withdrawn
 purchase payments                   8.5%      8   7   6   5   4   3   2   0

A surrender charge does not apply to:

1. A surrender or withdrawal of purchase payments that have been invested at least nine full contract years.

2. Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to the greater of 10% of the current contract value or 10% of the total purchase payments;

3. A surrender or withdrawal of any purchase payments, if such purchase pay-ments were received more than 12 months prior to the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies.

4. When the surviving spouse assumes ownership of the contract as a result of the death of the original owner;

5. A surrender or withdrawal of any purchase payments, if such purchase pay-ments were received more than 12 months prior to admittance of the contractowner to an accredited nursing home or equivalent health care fa-cility, where the admittance into the nursing home occurs after the effec-tive date of the contract and the owner has been confined for at least 90 consecutive days.

6. A surrender or withdrawal of any purchase payments, if such purchase pay-ments were received more than 12 months prior to the diagnosis date of a terminal illness of the contractowner. The terminal illness must occur af-ter the effective date of the contract and result in a life expectancy of less than one year as determined by a qualified professional medical prac-titioner.

7. A surrender of the contract as a result of the death of the contractowner, joint owner, if applicable, or annuitant. However if an annuitant is changed for any reason other than death of a prior annuitant the surrender charge is not waived. See The contracts--Death benefit before annuity com-mencement date.

8. A surrender or withdrawal of a purchase payment beyond the fifth anniver-sary since the purchase payment was invested for any contract issued to selling group individuals (based upon the contractowner's status at the time the contract was purchased), provided the contract was not issued with the assistance of a sales representative under contract with Lincoln Life. For selling group individuals, a reduced schedule of surrender charges ap-plies.

9.  A surrender of bonus credits and persistency credits.

10. Contract value applied to calculate the benefit amount under any annuity payout option made available by Lincoln Life.

11. Periodic payments made under any annuity payout option made available by Lincoln Life.

12. Regular income payments made under any Income4Life Solution option.

For purposes of calculating the surrender charge on withdrawals, Lincoln Life assumes that:

a. The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

b. Prior to the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

 1. from purchase payments (on a FIFO basis) until exhausted; then
 2. from earnings until exhausted; then
 3. from bonus credits.

c.On or after the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the follow-ing order:

 1. from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
 2. from earnings and persistency credits until exhausted; then
 3. from bonus credits attributable to purchase payments to which a surrender charge no longer applies until exhausted; then
 4. from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then
 5. from bonus credits attributable to purchase payments to which a surrender charge still applies.

The surrender charge is calculated separately for each contract year's pur-chase payments to which a charge applies. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes gen-erally depend upon the law of your state of residence. The tax ranges from zero to 5.0%.

Other charges and deductions
Charges may also be imposed during the regular income and annuity payout peri-od. See Income4Life Solutions (IRA) and (Non-Qualified) and Annuity payouts.

There are additional deductions from and expenses paid out of the assets of the underlying series that are more fully described in the prospectus for the series. Among these deductions and expenses are 12b-1 fees which reimburse Lincoln Life for certain expenses incurred in connection with certain adminis-trative and distribution support services provided to the series.

Additional information
The administrative and surrender charges described previously may be reduced or eliminated for any particular contract. However, these charges will be re-duced only to the extent that we anticipate lower distribution and/or adminis-trative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an em-ployer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of adminis-trative and surrender charges applicable to a particular contract will be stated in that contract.

The contracts

Purchase of contracts
If you wish to purchase a contract, you must apply for it through a sales rep-resentative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a con-tract is prepared and executed by our legally authorized officers. The con-tract is then sent to you through your sales representative. See Distribution of the contracts.

When a completed application and all other information necessary for process-ing a purchase order is received, an initial purchase payment and its corre-sponding bonus credit will be priced no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the purchase payment will be returned im-mediately. Once the application is complete, the initial purchase payment and its corresponding bonus credit must be priced within two business days.

Who can invest
To apply for a contract, you must be of legal age in a state where the con-tracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The contractowner, joint owner and annuitant cannot be older than age 85 (or older than age 81 for IRA's in Pennsylvania).

Purchase payments
Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $25,000 ($10,000 for contracts owned by selling group individuals). The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electroni-cally). Purchase payments in total may not exceed $2 million for an owner or $1 million for each joint owner without Lincoln Life approval. If you stop making purchase payments, the contract will remain in force as a paid-up con-tract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, maturity date or the payment of any death bene-fit, whichever comes first. Lincoln Life reserves the right to limit purchase payments made to the contract.

Bonus credits

In some states, the term bonus credit may be referred to as value enhancement or a similar term in the contract.

For each purchase payment made into the contract, Lincoln Life will credit the contract with a bonus credit. The amount of the bonus credit will be added to the value of the contract at the same time and allocated in the same percent-age as the purchase payment. The amount of the bonus credit is calculated as a percentage of the purchase payment made. The bonus credit percentage is based on the owner's investment at the time each purchase payment is made according to the following scale:

Owner's Investment     Bonus Credit %
Less than $100,000          3.0%
$100,000-$999,999           4.0%
$1,000,000 or greater       5.0%

The owner's investment is defined as the sum of:

a.) the account values for any of the following individual Lincoln Life non-
    qualified contracts owned by an eligible owner (defined below) marketed under the names of: The American Legacy Variable Annuity, American Legacy II Variable Annuity, American Legacy III Variable Annuity, American Legacy Shareholder's Advantage Variable Annuity, American Leg-
14
  acy III C-Share Variable Annuity, American Legacy III Plus Variable Annuity, or any other annuity Lincoln Life identifies for this purpose; plus

b.) the amount (in dollars) of an eligible owner's investment in existing non-qualified mutual funds in the American Funds Group (The American Funds Group consists of 29 mutual funds also managed by CRMC.), in accordance with the procedures established by CRMC; plus

c.) the amount of the current purchase payment you are making into the con-tract.

Tax qualified annuity contracts (including IRAs) and tax qualified mutual fund accounts (including IRAs) cannot be used when determining the amount of the owner's investment. Inclusion of qualified contracts or accounts could result in loss of the tax qualified status or tax penalties. It is your responsibil-ity to provide us with values for only nonqualified contracts and accounts.

CRMC will determine which of the mutual funds are included in this program. Currently, direct purchases of money market funds are excluded.

An eligible owner includes you as the owner of your American Legacy III Plus contract, and, if you provide us with sufficient identifying information (name and Social Security Number), an eligible owner will also include your spouse, and any of your children under the age of 21. If the owner of any contract un-der (a) above is a non-natural owner and if you, your spouse, or any children of yours under the age of 21 are the named annuitant, then you may include these account values in the calculation of the owner's investment for non-qualified contracts.

If you make an additional purchase payment prior to the first anniversary of the contract date and that purchase payment increases the owner's investment to a level that qualifies for a higher bonus credit percentage, then we will contribute an additional bonus credit into your contract at the time the sub-sequent purchase payment is made (it will not be contributed retroactively). The additional bonus credit is determined by multiplying the sum of the prior purchase payments by the additional bonus credit percentage (the difference between the percentage applicable to the subsequent purchase payment and the percentage applicable to prior purchase payments). This additional bonus credit is not available after the first anniversary of the contract date.

Lincoln Life offers a variety of variable annuity contracts. This product con-tains additional fees and charges that are used to fully or partially recoup bonus credits paid into the contract by Lincoln Life when purchase payments are made. Similar products that do not offer bonus credits and have lower fees and charges may provide larger cash surrender values, depending on the level of the bonus credits and the performance of the owner's chosen subaccounts. We encourage you to talk with your financial advisor and determine which annuity contract is most appropriate for you.

Persistency credits
Contractowners will also receive a persistency credit on a quarterly basis af-ter the fourteenth contract anniversary. (Please note: This feature may not be available in all states. Please check with your broker-dealer to determine if this feature is available in your state.) The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least 14 years, by .05%. This persistency credit will be allocated to the variable subaccounts and the fixed account in proportion to the contract value in each variable subaccount and fixed account at the time the persistency credit is paid into the contract.

There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero.

Valuation date
Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of purchase payments and bonus credits
Purchase payments are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund of the series, according to your instructions. Corresponding bonus credits will be allocated to the subaccount(s) and/or the fixed side of the contract in the same proportion in which you allocate purchase payments.

The minimum amount which can be put into any one subaccount is $20. Upon allo-cation to a subaccount, purchase payments and bonus credits are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumula-tion unit for that subaccount on the valuation date on which the purchase pay-ment is received at our home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Valuation of accumulation units
Purchase payments and bonus credits allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments and bonus credits are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation pe-riod. The accumulation unit value for a subaccount for a later valuation pe-riod is determined as follows:

(1) The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the be-ginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valua-tion period; minus

(2) The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

(3) The result of (2) is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Be-cause a different daily charge is imposed for contracts with the EGMDB or the EEB Rider than for those without, each of the three types of contracts will have different corresponding accumulation unit values on any given day.

Transfers between subaccounts on or before the annuity commencement date
After the first thirty days from the effective date of the contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received.

Transfers are limited to twelve (12) times (within and/or between the variable and the fixed account) per contract year, unless otherwise authorized by Lin-coln Life. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, portfolio rebalancing, or cross-reinvestment programs elected on forms available from us. (See Additional services and the SAI for more information on these programs.) The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our home office using written, telephone or electronic instructions, if the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require cer-tain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirma-tion of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your serv-ice provider's, or your agent's, can experience outages or slowdowns for a va-riety of reasons. These outages or slowdowns may delay or prevent our process-ing of your request. Although we have taken precautions to limit these prob-lems at Lincoln, we cannot promise complete reliability under all circumstanc-es. If you are experiencing problems, you should make your transfer request by writing to our home office.

Requests for transfers will be processed on the valuation date that they are received when they are received in our customer service center before the end of the valuation date (normally, 4 p.m. New York time).

When thinking about a transfer of contract value, you should consider the in-herent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. This contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers.

Repeated patterns of frequent transfers are disruptive to the operation of the subaccounts, and should Lincoln Life become aware of such disruptive practic-es, Lincoln Life may refuse to permit such transfers.

Transfers may be delayed as permitted by the 1940 Act.

Transfers to and from the
general account on or before the
annuity commencement date
After the first thirty days from the effective date of your contract, you may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract. The minimum amount which can be transferred to the fixed side is $300 or the total amount in the subaccount, if less than $300. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side.

You may also transfer part of the contract value from the fixed side of your contract to the various subaccount(s) subject to the following restrictions:
(1) the sum of the percentages of fixed value transferred is limited to 25% of the value of the fixed account in any 12 month period; and (2) the minimum amount which can be transferred is $300 or the amount in the fixed account.

These transfers cannot be elected more than twelve times (within and/or be-tween the variable and the fixed account) every contract year. We reserve the right to waive these restrictions. These restrictions do not apply to trans-fers made under the automatic transfer programs of dollar cost averaging, portfolio rebalancing or cross-reinvestment programs elected on forms avail-able from us. See Additional services and the SAI for more information on these programs.

Transfers after the annuity commencement date
If you select an Income4Life Solution option your transfer rights and restric-tions are the same as they were on or before the annuity commencement date.

If you do not select an Income4Life Solution option, you may transfer all or a portion of your investment in one subaccount to another subaccount in the VAA or to the fixed side of the contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. No transfers are allowed from the fixed side of the contract to the subaccounts.

Additional services
There are four additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us. For further detailed information on these services, please see Additional services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the fixed account or certain variable subaccounts into the variable subaccounts on a monthly basis.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Death benefit before the annuity commencement date
You may designate a beneficiary during your lifetime and change the benefi-ciary by filing a written request with our home office. Each change of benefi-ciary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option.

Upon the death of the contractowner, a death benefit will be paid to the bene-ficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. Upon the death of an annuitant who is not the contractowner or joint owner, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). If the contractowner is a corporation or other non-individual (non-natural person), the death of the an-nuitant will be treated as death of the contractowner. Death benefits are tax-able. See Federal tax matters.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternative-ly, a death benefit may be paid to the contractowner (and joint owner, if ap-plicable, in equal shares) if the annuitant named on this contract has not been changed, unless the change occurred because of the death of a prior annu-itant.

Notification of the election of this death benefit must be received by Lincoln Life within 75 days of the death of the annuitant. If no contractowner is liv-ing on the date of death of the annuitant, the death benefit will be available to the beneficiary. The contract terminates when any death benefit is paid due to the death of the annuitant. A death benefit payable on the death of the an-nuitant will not be paid if the annuitant has been changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior annuitant.

Enhanced Guaranteed Minimum Death Benefit (EGMDB)
The death benefit, if the EGMDB is in effect will be equal to the greatest of:
(1) the contract value as of the day on which Lincoln Life approves the pay-ment of the claim; (2) the sum of all purchase payments less the sum of all withdrawals, partial annuitizations and premium taxes incurred, if any; or (3) the highest contract value which the contract attains on any contract anniver-sary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) for ages up to, and in-cluding, the deceased's age 80. The highest contract value is increased by purchase payments and is decreased by partial withdrawals, partial annuitizations, and any premium taxes incurred on or subsequent to the anniversary date on which the highest contract value is obtained. If the EGMDB is not in effect, the death benefit will be equal to the guarantee of principal death benefit, which is equal to the greater of contract value as of the day Lincoln Life approves the payment of the claim or the sum of all purchase pay-ments minus any withdrawals, partial annuitizations or premium taxes incurred.

When applying for a contract, an applicant can request a contract without the EGMDB. If you do not elect the EGMDB at time of issue the EGMDB can not be added in the future. The EGMDB is not available under contracts used for quali-fied plans (other than IRAs or Roth IRAs) or contracts issued to a contractowner, joint owner or annuitant who is age 80 or older at the time of issuance.

After a contract is issued, the contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to Lincoln Life. The benefit will be discontinued as of the valuation date we receive the request, and we will stop deducting the charge for the benefit as of that date. See Charges and other deductions. If you dis-continue the benefit, it cannot be reinstated.

Estate Enhancement Benefit Rider ("EEB Rider"). The amount of death benefit payable under this Rider is the greatest of the following four amounts:

1) The contract value on the valuation date the death benefit is approved by Lincoln Life for payment.

2) The sum of all purchase payments, minus all withdrawals, partial annuitizations, and premiums tax incurred, if any.

3) The hightest contract value at the time of fund valuation on any policy an-niversary date (including the inception date) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that policy anniversary date on which the highest contract value is obtained. It is decreased by partial withdrawals, partial annuitizations and premium taxes incurred, if any, on or after that policy anniversary date on which the highest contract value is obtained.

4) The contract value on the valuation date the death benefit is approved by Lincoln Life for payment plus an amount equal to the Enhancement Rate times the lesser of: (1) the contract earnings; or (2) the covered earnings limit.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effec-tive. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable, or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equals:

1) the contract value as of the date of death of the individual for whom a death claim is approved by Lincoln Life for payment; minus

2) the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus

3) each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus

4) the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The covered earnings limit equals 200% of:

1) the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus

2) each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus

3) the amount by which each withdrawal made on or after the effective date of the Rider and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The Estate Enhancement Benefit will not be paid if the contractowner, joint owner or annuitant is changed after the effective date of the Rider unless the change is the result of the surviving spouse continuing the contract. A change in contractowner, joint owner (if applicable), or annuitant will reduce the death benefit to the contract value for the new individual.

The EEB Rider may not be available in all states. Please check with your in-vestment representative regarding availability of this rider. Contracts pur-chased before the EEB rider becomes available in your state may add the rider if it becomes available, but the request to add the rider must be received by Lincoln Life prior to January 1, 2002 or six months after state approval, whichever is later. Contracts purchased after the rider becomes available in your state may only elect the rider at the time of purchase.

If you elect the EEB Rider after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the rider as of that date. Should you elect the EEB Rider at time of purchase the benefit will take effect on the valuation date at time of issue and we will begin deducting the charge on that date.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period. As this Rider may not be available to all classes of contractowners, please contact your investment representative.

General death benefit information

The Guarantee of Principal death benefit, EGMDB and the EEB rider are separate death benefit elections. Only one of these death benefit elections may be in effect at any one time and these elections terminate if you elect an Income4Life option.
If there are joint owners, upon the death of the first contractowner, Lincoln Life will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other benefi-ciary designation on record at the time of death will be treated as a contin-gent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, Lincoln Life will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as owner. Should the surviving spouse elect to continue the contract a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value will be credited to the contract. This feature will only apply one time for each contract. If the contract is continued in this way, and the EEB Rider is in ef-fect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the Estate Enhance-ment Benefit is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after cred-iting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the sur-viving spouse or the surviving annuitant is 76 or older, the death benefit pay-able will become the greatest of the first three amounts listed above and the total annual charge will be reduced to 1.60%.

The value of the death benefit will be determined as of the date on which the death claim is approved for payment. Approval of payment will occur upon re-ceipt of: (1) proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; (2) written authoriza-tion for payment; and (3) our receipt of all required claim forms, fully com-pleted (including selection of a settlement option). If the beneficiary is a minor, court documents appointing the guardian/custodian must be submitted.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1. If any beneficiary dies before the contractowner, that beneficiary's inter-est will go to any other beneficiaries named, according to their respective interests; and/or

2. If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

Unless the contractowner has already selected a settlement option, the benefi-ciary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

If the death benefit becomes payable, the recipient may elect to receive pay-ment either in the form of a lump sum settlement or an annuity payout. Upon the death of the annuitant Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as per-mitted by the Investment Company Act of 1940.

Annuitant
The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are an exempt organization under Internal Reve-nue Code section 501(c), then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying Lincoln Life of the change. The new annuitant must be un-der age 90 as of the effective date of the change. This change may cause a loss of the death benefit on the death of the annuitant. See The contracts--Death benefit before the annuity commencement date. A contingent annuitant may be named or changed by notifying Lincoln Life in writing.

On or after the annuity commencement date, the annuitant or joint annuitants may not be changed. Contingent annuitant designations are no longer applicable.

Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the con-tract or a withdrawal of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend upon the annuity option you select. See Annuity payouts--Annuity options.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the home of-fice. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the general account in the same proportion that the amount of withdrawal bears to the total contract value. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of con-tract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. See Charges and other deductions.

The tax consequences of a surrender/withdrawal are discussed later in this pro-spectus. See Federal tax matters.

Special restrictions on surrenders/withdrawals apply if your contract is pur-chased as part of a retirement plan of a public school system or 501(c)(3) or-ganization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohib-its a withdrawal from a 403(b) contract of post-1988 contributions (and earn-ings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant (a) attains age 59 1/2, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attribut-able to those contributions may not be withdrawn). Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial ac-count will also be subject to the restrictions.

Lincoln Life reserves the right to surrender this contract if any withdrawal reduces the total contract value to a level at which this contract may be sur-rendered in accordance with applicable law for individual deferred annuities.

Participants in the Texas Optional Retirement Program should refer to the Re-strictions under the Texas Optional Retirement Program, later in this Prospec-tus.

Income4Life Solution for IRA Contracts
The Income4Life Solution for IRA Contracts provides you variable, periodic reg-ular income payments. This option, when available in your state, is subject to a charge, computed daily, equal to an annual rate of 1.85%. This charge con-sists of an administrative charge of 0.10% and a mortality and expense risk charge of 1.75%. The charge will begin fourteen days prior to the date the ini-tial regular income payment is due based on the contractowners election.

The Income4Life Solution is only available for IRA and Roth IRA contracts (ex-cluding SEP and SARSEP markets) with a contract value of $50,000 or more and only if the annuitant is age 59 1/2 or older at the time the option is elected. You may elect the Income4Life Solution at the time of application or at any time before the annuity commencement date by sending a written request to our home office. If you make additional purchase payments, an option to start a new program under the Income4Life Solution may be provided. There is no guarantee that the Income4Life will be available in the future as we reserve the right to discontinue this option at any time.

Any prior death benefit election (i.e. EGMDB or EEB Rider) will terminate once you elect the Income4Life Solution.

Please refer to Federal tax matters for a discussion of the tax consequences of distributions from qualified retirement plans.

If an Income4Life Solution is selected, the applicable transfer provisions among sub-accounts will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. See The contracts.

Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts for a more detailed explanation.

Regular Income. The Income4Life Solution option provides for variable, periodic regular income payments during a defined period of time (the "Access Period"), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed investment rate of 4%. Subsequent regular income payments will be adjusted annually with the performance of the subaccounts selected. For example, if net investment perfor-mance for the year is 3% higher (annualized) than 4%, the regular income pay-ment for the next year will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the 4%, the regular income payment will decrease by approximately 3%. Regular income payments are not subject to any surrender charges. See Charges and other deductions.

Access Period. During the Access Period you select, you will also be able to access your Account Value through withdrawals. We will establish the minimum (currently 5 years) (as defined below) and maximum Access Periods at the time you elect the Income4Life Solution. Generally, shorter Access Periods will pro-duce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.

Account Value. The initial Account Value is the contract value at the time you elect the Income4Life Solution. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be re-duced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any an-nuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.

Withdrawals. You may request a withdrawal at any time during the Access Peri-od. We reduce the Account Value by the amount of the withdrawal, and all sub-sequent regular income payments will be reduced proportionately. See Federal tax matters--Tax treatment of qualified contracts. Withdrawals are subject to any applicable surrender charges, except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.

Surrender. At any time during the Access Period, you may surrender the con-tract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.

Survivor Benefit. During the Access Period the survivor benefit is the Account Value. If there are joint annuitants and either annuitant dies during the Ac-cess Period, the Income4Life Solution will terminate. The surviving annuitant may start a new Income4Life Solution program. Following the Access Period, the survivor benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no survivor benefit.

Delay of payments
Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (other than weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners.

Reinvestment privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned. This elec-tion must be made within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. A representa-tion must be made that the proceeds being used to make the purchase have re-tained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the home office. You may utilize the reinvestment privilege only once. No bo-nus credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.

Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

Commissions
Commissions are paid to dealers under different commission options. The maxi-mum commission paid as a percentage of each purchase payment is 6.50%. Alter-nate commission schedules are available with lower initial commission amounts based on purchase payments, plus ongoing annual compensation of up to 1.00%. At times, additional sales incentives (up to an annual continuing 0.10% of contract value) may be provided to dealers maintaining certain sales volume levels. Upon annuitization, the commissions paid to dealers are a maximum of 6.00% of account annuitized and/or an annual continuing commission of up to 1.00% (or up to 1.10% for dealers maintaining certain sales volume levels) of statutory reserves. These commissions are not deducted from purchase payments, bonus credits or contract value; they are paid by us.

Lincoln Life may pay additional compensation to certain broker-dealers that meet specified sales goals and contract persistency targets, which may change from time to time. These payments are not deducted from purchase payments or contract value.

Ownership
As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred. Non-qual-ified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.

Joint ownership
The joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

Contractowner questions
The obligations to purchasers under the contracts are those of Lincoln Life. Questions about your contract should be directed to us at 1-800-942-5500.

Annuity payouts

When you apply for a contract, you may select any annuity commencement date permitted by law.

The contract provides optional forms of payouts of annuities (annuity op-tions), each of which is payable on a variable basis, a fixed basis or a com-bination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity.

You may elect annuity payouts in monthly, quarterly, semiannual or annual in-stallments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the variable annuity options available.

Annuity options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficia-ries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts con-tinue during the lifetime of the survivor.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues dur-ing the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two-Thirds Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annu-itant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option fur-ther provides that should one or both of the annuitants dies during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date payouts begin, mi-nus (b) the annuity units represented by each payout to the annuitant multi-plied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the home office.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. Op-tions are only available to the extent they are consistent with the require-ments of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. A mortality and expense risk charge of 1.30% and the charge for administrative services of .10% will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contin-gency and therefore no mortality risk, except for the Income4Life Solution.

Variable annuity payouts
Variable annuity payouts will be determined using:

1. The contract value on the annuity commencement date, less any surrender charges on purchase payments made within twelve months of annuitization and any applicable premium taxes;

2. The annuity tables contained in the contract;

3. The annuity option selected; and

4. The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state, please check with your investment represen-tative. You must choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by Lincoln Life. The higher the assumed interest rate you choose, the higher your initial annu-ity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Con-versely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future an-nuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

Income4Life Solution
(Non-Qualified Annuity Contracts ONLY)
We also offer a variable annuity payout option for Non-qualified Contracts. The Income4Life Solution, when available in your state, is subject to a charge, computed daily, equal to an annual rate of 1.85%. This charge consists of an administrative charge of 0.10% and a mortality and expense risk charge of 1.75%. The charge will begin fourteen days prior to the date the initial regu-lar income payment is due based on the contractowners election.

If your contract value is at least $50,000, you may elect the Income4Life Solu-tion at the time of application or at any time before the annuity commencement date by sending a written request to our home office. Additional purchase pay-ments will not be accepted after Income4Life is elected. There is no guarantee that Income4Life will be available in the future as we reserve the right to discontinue this option at any time.

Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation. De-pending on state availability, under this Income4Life Solution option you may change your assumed interest rate once a year after your regular income pay-ments begin.

Regular Income. The Income4Life Solution provides for variable, periodic regu-lar income payments during a defined period of time (the "Access Period") and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed investment rate of 4%. Other assumed investment rates may be available in your state. Each subse-quent regular income payment will be adjusted up or down with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed investment rate of 4%, the reg-ular income payment will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than 4%, the regular income payment will decrease by approximately 3%. Regular income payments are not subject to any surrender charges. See Federal tax matters--Taxation of annuity payouts.

Access Period. During the Access Period you select, you will be able to access your Account Value (as defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect the Income4Life Solution. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods.

Account Value. The initial Account Value is the contract value on the Valuation Date the Income4Life Solution is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annu-itant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.

Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. See Federal tax mat-ters--Taxation of withdrawals and surrenders. Withdrawals are subject to any applicable surrender charges, except when amounts may be withdrawn free of sur-render charges. See Charges and other deductions.

Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the con-tract terminates and no further regular income payments will be made.

Survivor Benefit. During the Access Period the survivor benefit is the Account Value. Following the Access Period, the survivor benefit will be the remaining guaran-teed regular income payments, if any; otherwise there is no survivor benefit.

General information

The Guarantee of Principal death benefit, EGMDB and the Estate Enhancement Benefit Rider are not available after the annuity commencement date.

The annuity commencement date is usually on or before the contractowner's 90th birthday. You may change the annuity commencement date, change the annuity op-tion or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, vari-able or combination fixed and variable basis, in proportion to the account al-locations at the time of annuitization) except when a joint life payout is re-quired by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to your beneficiary as payouts become due.

Federal tax matters

Introduction

The Federal income tax treatment of the contract is complex and sometimes un-certain. The Federal income tax rules may vary with your particular circum-stances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Taxation of nonqualified annuities

This part of the discussion describes some of the Federal income tax rules ap-plicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or a section 403(b) plan.

Tax deferral on earnings

The Federal income tax law generally does not tax any increase in your con-tract value until you receive a contract distribution. However, for this gen-eral rule to apply, certain requirements must be satisfied:

 . An individual must own the contract (or the tax law must treat the contract as owned by the individual).

 . The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

 . Your right to choose particular investments for a contract must be limited.

 . The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by the individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax pur-poses. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earn-ings, bonus credits and persistency credits are contracts issued to a corpora-tion or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

Investments in the VAA must be diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are ade-quately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the un-derlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract value among subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. Howev-er, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxable on the ex-cess of the contract value over the purchase payments of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax pur-poses and that the tax law will not tax any increase in your contract value un-til there is a distribution from your contract.

Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income. A higher rate of tax is paid on ordi-nary income than on capital gains. You will pay tax on a surrender to the ex-tent the amount you receive exceeds your purchase payments. In certain circum-stances, your purchase payments are reduced by amounts received from your con-tract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary in-come tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount of the purchase payments in the contract has been received, the amount not received generally will be deductible.

Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

 . Death prior to the annuity commencement date--

 . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

 . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as withdrawal.

 . Death after the annuity commencement date--

 . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

 . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your con-tract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdraw-als, surrenders or annuity payouts that:

 . you receive on or after you reach age 59 1/2,

 . you receive because you became disabled (as defined in the tax law),

 . a beneficiary receives on or after your death, or

 . you receive as a series of substantially equal periodic payments for your life (or life expectancy).

Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified an-nuity contracts you own in order to determine the amount of an annuity payout, a surrender or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insur-ance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one con-tract could affect the amount of a surrender, withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described above.

Loans and assignments
Except for certain qualified contracts, the tax code treats any amount received as a loan under a contract, and any assignment or pledge (or agreement to as-sign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.

Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to re-flect the amount included in income.

Charges for a contract's death benefit
Your contract may have an EGMDB or an Estate Enhancement Benefit Rider, for which you pay a daily charge. It is possible that the tax law may treat all or a portion of the EGMDB or an Estate Enhancement Benefit Rider charge as a con-tract withdrawal.

Loss of interest deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an indi-vidual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses. This disallowance does not apply if you pay tax on the annual increase in the contract value. Entities that are considering purchasing a contract, or enti-ties that will benefit from someone else's ownership of a contract, should consult a tax adviser.

Qualified retirement plans
We also designed the contracts for use in connection with certain types of re-tirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "quali-fied contracts." We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about use of the contract with various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of qualified contracts and terms of contracts
Currently, we may issue contracts in connection with the following types of qualified plans:

 . Individual Retirement Accounts and Annuities ("Traditional IRAs")

 . Roth IRAs

 . Simplified Employee Pensions ("SEPs")

 . Savings Incentive Matched Plan for Employees ("SIMPLE 401(k) plans")

 . Public school system and tax-exempt organization annuity plans ("403(b) plans")

 . Qualified corporate employee pension and profit sharing plans ("401(a) plans") and qualified annuity plans ("403(a) plans")

 . Self-employed individual plans ("H.R. 10 plans" or "Keogh Plans")

 . Deferred compensation plans of state and local governments and tax-exempt organizations ("457 plans").

Section 403(b) business will normally be accepted only for purchase payments qualifying as a 403(b) lump sum transfer or rollover. We may issue a contract for use with other types of qualified plans in the future.

We will amend contracts to be used with a qualified plan as generally neces-sary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we con-sent.

Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified con-tracts vary with the type of plan and contract. For example,

 . Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase pay-ments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensa-tion.

 . Under most qualified plans, e.g., 403(b) plans and Traditional IRAs, the an-nuitant must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. However, these "minimum dis-tribution rules" do not apply to a Roth IRA.

 . Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are sub-ject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, and the manner of repayment. Your contract or plan may or may not permit loans.

Tax treatment of payments
Federal income tax rules generally include distributions from a qualified con-tract in the recipient's income as ordinary income. These taxable distribu-tions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts the total amount received is in-cluded in income since a deduction or exclusion from income was taken for pur-chase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

The IRS has issued new proposed regulations effective January 1, 2002 concern-ing required minimum distributions. The proposed regulations may impact the distribution method you have chosen and the amount of your distributions. Please contact your tax adviser regarding the tax ramifications.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a min-imum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on the amount received from the qualified contract that must be included in income. The tax code does not im-pose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender or annuity payout:

 . received on or after the annuitant reaches age 59 1/2,

 . received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),

 . received as a series of substantially equal periodic payments for the annuitant's life (or life expectancy), or

 . received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally ap-ply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers
In many circumstances, money may be moved between qualified contracts and qualified plans by means of a rollover or transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, you may suffer adverse Federal income tax consequences, including paying taxes which might not otherwise have had to be paid. A qualified adviser should al-ways be consulted before you move or attempt to move funds between any quali-fied plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or (b) plans, H.R. 10 plans and contracts used in connection with these types of plans. (The di-rect rollover rules do not apply to distributions from IRAs or section 457 plans.) The direct rollover rules require that we withhold Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. Before we send a rollover distribution, we will provide the recipient with a notice explaining these requirements and how the 20% withholding can be avoided by electing a direct rollover.

Death benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the EGMDB or the Estate En-hancement Benefit Rider from being provided under the contracts when we issue the contract as Traditional IRAs or Roth IRAs. However, the law is unclear and it is possible that the presence of these under a contract issued as a Tradi-tional IRA or Roth IRA could result in increased taxes to you.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender or annuity payout is requested, we will give the recipient an explanation of the withholding requirements.

Tax status of Lincoln Life
Under existing Federal income tax laws, Lincoln Life does not pay tax on in-vestment income and realized capital gains of the VAA. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal in-come taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in law
The above discussion is based on the tax code, IRS regulations and interpreta-tions existing on the date of this Prospectus. However, Congress, The IRS and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the series shares held in the VAA at meetings of the shareholders of the series. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which in-vest in classes of funds of the series. If the 1940 Act or any regulation un-der it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the series shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by ap-plying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Series shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting inter-est in a subaccount will receive proxy voting material, reports and other ma-terials relating to the series. Since the series engages in shared funding, other persons or entities besides Lincoln Life may vote series shares. See In-vestments of the variable annuity account--Sale of fund shares.

Distribution of the contracts

American Funds Distributors, Inc. (AFD), 333 South Hope Street, Los Angeles, CA 90071, is the distributor and principal underwriter of the contracts. Con-tracts will be sold by properly licensed registered representatives of inde-pendent broker-dealers which in turn have selling agreements with AFD and have been licensed by state insurance departments to represent us. AFD is regis-tered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers
(NASD). Lincoln Life will offer contracts in all states where it is licensed to do business.

Return privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the home office at P.O. Box 2348, 1300 South Clinton Street, Fort Wayne, Indiana, 46801. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the date of receipt of cancellation, plus any premium taxes, plus mortality and expense risk charges and administrative charges proportionately attributable to the bonus credits, less any bonus credits paid into the contract. In addition, if the contract value on the date of the cancellation is less than the sum of purchase payments minus withdrawals, we will return both the investment loss and fund management fees each in an amount that is proportionately attribut-able to the bonus credits. No contingent deferred sales charge will be as-sessed. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, in the manner specified above, except that we will return only the purchase pay-ment(s).

State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.

Restrictions under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits partic-ipants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:

1. Termination of employment in all institutions of higher education as de-fined in Texas law;

2. Retirement; or

3. Death.

Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are re-sponsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Company, 2005 Mar-ket Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the home office, at least semiannually after the first contract year, reports containing infor-mation required by that Act or any other applicable law or regulation.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this Pro-spectus about the content of contracts and other legal instruments are summa-ries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our ad-vertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

Special Arrangements

At times, Lincoln Life may offer the contracts described in this prospectus to existing owners of other Lincoln Life contracts as part of an exchange pro-gram. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.

Legal proceedings

Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are rou-tine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.

Lincoln Life has also reached an agreement in principle to resolve its poten-tial liability from the sale of interest sensitive universal and participating whole life insurance policies alleged in class action lawsuits against it. The agreement, which is subject to court approval, is expected to become final later in 2001.

After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under the suits and settlement described above will not have a material adverse effect on the fi-nancial position of Lincoln Life.

Statement of additional information table of contents for Separate Account H

Item
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General information and history of Lincoln Life  B-2
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Special terms                                    B-2
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Services                                         B-2
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Principal underwriter                            B-2
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Purchase of securities being offered             B-2

For a free copy of the SAI please see page one of this booklet.

Item
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Calculation of investment results   B-2
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Annuity payouts                     B-6
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Advertising and sales literature    B-7
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Additional services                 B-8
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Other information                  B-10
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Financial statements               B-10

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